Exhibit 99.1

2017 Earnings
Guidance Call
AQUASM
NYSE: WTR
January 17, 2017

Forward Looking Statement
This presentation contains in addition to historical information, forward looking statements based on assumptions made by management regarding future circumstances over which the company may have little or no control, that involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. These factors include, among others, the following: general economic and business conditions; weather conditions affecting customers’ water usage or the company’s cost of operations; costs arising from changes in regulations; regulatory treatment of rate increase requests; changes in the valuation of our investment in our joint venture in the Marcellus shale region; availability and cost of capital; the success of growth initiatives, including pending acquisitions; the ability to generate earnings from capital investment; and other factors discussed in our Form 10-K for the fiscal year ended December 31, 2015, which is on file with the SEC. We undertake no obligation to publicly update or revise any forward-looking statement.
Non-GAAP Reconciliation
For reconciliation of non-GAAP financial measures, see the Investor Relations section of the company’s Web site at www.aquaamerica.com
NYSE: WTR AQUASM 2

Today’s Presenters
Christopher Franklin
President & Chief Executive Officer
Dave Smeltzer
Executive Vice President & Chief Financial Officer
Brian Dingerdissen
Vice President, Chief of Staff & Investor Relations
NYSE: WTR AQUASM 3

Introduction
Christopher Franklin
President and Chief Executive Officer
AQUASM
NYSE: WTR

Today’s Agenda
• 2016 Guidance
• Corporate Update
• Introduce 2017 Guidance
• Q&A Session
NYSE: WTR AQUASM 5

2016 Guidance
Dave Smeltzer
Executive Vice President & Chief Financial Officer
AQUASM
NYSE: WTR

2016 Guidance
Earnings
Customer Growth
Capex
Operations and Maintenance Expense
• Full-year earnings per share between $1.30 – $1.35
• 1.5 – 2% year-over-year customer growth
• More than $350 million
• More than $1.1 billion through 2018
• Ongoing rate base growth of approximately 6 – 7%
• Same-system O&M increase of 1 – 2% for full year
NYSE: WTR AQUASM 7

Potential Tax Reform Implications
Policy Changes
Tax Rate Reduction
Excess Deferred Taxes
Reduced Repair Tax Deduction
Increased Tax Deductions
Potential Impacts
Benefit likely deferred for return to customers absent immediate rate adjustment
Expect re-class to Regulatory Liability for return to customers
Reduced PA Income; possible acceleration of PA rate filing
Could slow long-term rate base growth
NYSE: WTR AQUASM 8

Corporate Update
Christopher Franklin
President and Chief Executive Officer
AQUASM
NYSE: WTR

Current Market-Based Activities
Decisions by Segment
Segment
Transportation Services
Construction
Tri-State Grouting
Field Services
Cross-connection
Consulting/Training
Limited O&M
Home Services
Outcome
Divested
Contract Ended
Divested
Exiting in 2017
Divesting in February 2017
Divesting in February 2017
Maintain
Maintain
$35M of Revenue in 2015 vs. $4M Expected in 2017, with a Positive Contribution to Net Income
NYSE: WTR AQUASM 10

2016 Acquisitions
as-of December 31, 2016
State
Acquisitions Closed
Total Customers
Total Collective Purchase Price
PA 4 4,716 $17,397,188
IL 5 924 $2,322,000
NJ 3 222 $1,627,685
IN 3 334 $773,500
TX 1 210 $50,000
NC 1 62 $32,709
OH 1 60 $25,000
VA 1 30 $20,177
Total 19 6,558 $22,248,258
1.6% Total Customer Growth
14% of Acquired Customers from Wastewater Systems
NYSE: WTR AQUASM 11

2017 Guidance
Christopher Franklin
President and Chief Executive Officer
AQUASM NYSE: WTR

2017 Guidance
Earnings
Full-year earnings per share between $1.34 – $1.39
Operations and Maintenance Expense
Same-system O&M increase of 1 – 2% for full year
Capex
More than $450 million
More than $1.2 billion through 2019
Rate base growth of approximately 6 – 7%
Aqua PA expected to file infrastructure investment charge in 2017
Rate Activity
Pennsylvania rate case filing likely in 2018, with resolution expected in 2019
Customer Growth
1.5 – 2% year-over-year customer growth
NYSE: WTR AQUASM 13

Pending Acquisition Activity
2017 Anticipated Closings System Type Customers Purchase Price ($thousands)
System A Muni 5,364 $75,100
System B Muni 2,100 $29,500
System C Muni 727 $5,500
System D Muni 570 $3,600
Total 8,761 $113,700
Top 70 Municipal Acquisition Prospects Represent Approximately 390,000 Customers
NYSE: WTR AQUASM 14

Top 70 Municipal Prospects
92% of Prospective Customers from Systems Serving more than 2,500 Customers
Cumulative Customer Connections
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
<2,500 2,500 - 4,999 5,000 - 9,999 10,000 - 14,999 15,000 - 24,999 ≥25,000
System Size (# of connections)
NYSE: WTR AQUASM 15

Q&A Session
AQUASM
NYSE: WTR

Thank You for Attending Aqua America’s 2017 Earnings Guidance Call
2016 Full-year and Fourth Quarter Earnings
Conference Call and Webcast
Thursday, February 23, 2017
For more information contact:
Brian Dingerdissen
Vice President, Chief of Staff and Investor Relations
610.645.1191
NYSE: WTR AQUASM 17

Appendix
AQUASM
NYSE: WTR

Rates and Infrastructure Surcharges Completed
as-of December 31, 2016
Rates or Surcharges Received in 2016
State Docket Number Type
Awarded Annualized
Revenue Increase
($thousands)
Illinois N/A Surcharge (w) $711
15-0017 Surcharge (w/ww) 242
New Jersey WR16010089 Rate Case (w) 200
North Carolina W-215-Sub-363A Surcharges (w/ww) 1,045
Ohio Ordinance # 22-2013 Rate Case (w) 777
Ordinance # 14-041 Rate Case (w) 598
Texas 44470 Rate Case (w) 225
Virginia1 PUE-2014-00045 Rate Case (w/ww) 1,490
N/A Rate Case (w/ww) 155
N/A Rate Case (w/ww) 144
Total $5,587
1. Including $1.1 million of revenues recognized under interim rates during 2015
Rates and Surcharges differentiated by water (w) and wastewater (ww) systems
NYSE: WTR AQUASM 19

Rates and Infrastructure Surcharges Completed
as-of January 16, 2017
Rates or Surcharges Received in 2017
State Docket Number Type
Awarded Annualized
Revenue Increase
($thousands)
North Carolina W-215-Sub-363A Surcharges (w/ww) $564
Ohio Ordinance # 22-2013 Rate Case (w) 731
Ordinance # 14-041 Rate Case (w) 534
Total $1,829
Rates and Surcharges differentiated by water (w) and wastewater (ww) systems
NYSE: WTR AQUASM 20

Rates Pending
as-of January 16, 2017
Rates Pending in 2017
State Docket Number Type
Requested Annualized
Revenue Increase
($thousands)
Indiana 44752 Rate Case (ww) $2,372
Ohio 16-0907-WW-AIR Rate Case (w) 5,604
Total $7,976
Rates differentiated by water (w) and wastewater (ww) systems
NYSE: WTR AQUASM 21

Capital Investment Spending
Regulated Operations
2017 to 2019 Capital Investment Breakdown
Tanks & Boosters 4.9%
Vehicles 1.5%
Other 0.6%
IS 4.5%
Meters 4.5%
Source Treatment & Facilities 30.8%
Mains & Services 53.2%
3 Year Total = +$1.2 Billion
NYSE: WTR AQUASM 22